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                                                                    Exhibit 99.1



           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CNBC Bancorp ("CNBC") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of CNBC hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934: and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CNBC as of and for the periods covered in the Report.




/s/ Thomas D. Mcauliffe
-----------------------------------------------
Thomas D. McAuliffe, Chairman and President
Chief Executive Officer, Commerce National Bank



/s/ Pamela S. Miller
-----------------------------------------------
Pamela S. Miller, Treasurer
Chief Financial Officer, Commerce National Bank



August 12, 2002